Exhibit 10.9

AMENDMENT TO MEMBERSHIP AGREEMENT

HI CORY ROSENBERG

Please review the Amendment to your Membership Agreement below.

If you have any questions or concerns, please don’t hesitate to reach out to us at WE-US-44492@wework.com

Reference is hereby made to the Membership Agreement between 3900 W Alameda Ave Tenant LLC (“WeWork”) and First Person dated June 30, 2021, including the accompanying Membership Details Form and any other amendments thereto (the “Agreement”). The parties agree that the following terms shall be considered binding amendments to the Agreement (the “Amendment”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

MEMBER INFORMATION

First Person

Primary member: Cory Rosenberg

cory.rosenberg@firstpersongroup.com

+17329966210

AMENDED MEMBERSHIP DETAILS

WeWork The Tower

Current Office(s)

15-105 ● 13 person office

Membership Fee:

$5,950.00/mo from August 1, 2022

Commitment term

Start date: August 1, 2022

End date: April 30, 2023

Amendment to Membership Agreement	1

MEMBERSHIP FEE SUMMARY

OFFICE	DATES	MEMBERSHIP FEE	DISCOUNT	NET DISCOUNTED FEE
15-105	08/01/2022 – 04/30/2023	$5,950.00	$2,050.00	$3,900.00

ANNUAL ESCALATION

On each anniversary of the start date for the office, the Membership Fee will be subject to an automatic three and a half percent (3.5%) increase over the then current Membership Fee.

This amendment may alter the date upon which Member Company’s annual increase of the Membership Fee occurs, but in no event shall it occur on a date earlier than the next anniversary of the Start Date of the Agreement.

In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall prevail. The parties further agree that other than the terms modified by this Amendment, the Agreement remains otherwise unchanged, including the annual Membership Fee increases set forth in the Agreement.

By electronically signing this Amendment you represent that you have the proper authority to execute this Amendment on behalf of First Person and incur the obligations described in this Amendment on behalf of First Person

Community Manager’s signature	Electronic Signature

Rachel McGowen	Cory Rosenberg

3900 W Alameda Ave Tenant LLC	First Person

Signed on July 8, 2022

Wework
3900 W Alameda Ave, Suite 1200
Burbank, CA, 91505, USA	818-614-3204
VAT: 812941744	WE-US-44492@wework.com

Amendment to Membership Agreement	2